UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

CORNER GROWTH ACQUISITION CORP. 2

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40510	98-1582723
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

251 Lytton Avenue, Suite 200
Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 543-8180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	TRONU	The Nasdaq Stock Market LLC

Class A Ordinary Shares included as part of the units	TRON	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRONW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Additional Contribution

On March 13, 2023, the Company reaffirmed its intention to support the proposal (the “Extension Proposal”) to amend the Company’s amended and restated memorandum and articles of association , to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from March 21, 2023 to March 21, 2024 (the “Extension,” and such later date, the “Extended Date”) or such earlier date as shall be determined by the Company’s board of directors (the “Amended Termination Date”). The Extension Proposal will be voted on by shareholders at the extraordinary general meeting on March 15, 2023 (the “Special Meeting”) and is described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the U.S. Securities and Exchange Commission (“SEC”) on March 2, 2023.

In order to support this proposal, the Company and CGA Sponsor 2, LLC (the “Sponsor”) have agreed that, if the Extension is approved, they will deposit into the trust account an amount equal to the lesser of (i) $0.04 per share or (ii) $65,000.00 for each month (the “Monthly Contribution”) of the Extension period up and until February 21, 2024, resulting in a maximum contribution of $0.48 per share of Class A Ordinary Shares that is not redeemed in connection with the Special Meeting (the “Maximum Contribution”, and the period from March 21, 2023 to March 21, 2024 the “Guaranteed Payment Period”), subject to the Company’s and the Sponsor’s right to stop making said Monthly Contributions as described below.

This contribution will be funded as follows: on (or prior to) March 21, 2023, and on or prior to the 21st of each month thereafter through February 21, 2024, the Company or the Sponsor will deposit into the trust account an amount equal to the lesser of (i) $0.04 per share of Class A Ordinary Shares not redeemed in connection with the Special Meeting or (ii) $65,000.00; provided that, no such deposits will be made following the completion of any business combination.

The per-share pro rata portion of the trust account on February 13, 2023 was approximately $10.50. If the Extension is approved and the Company contributes the Maximum Contribution, an additional $0.48 will be added to the per-share redemption amount. No contribution will occur if the Extension Proposal is not approved, and the Company and the Sponsor will not make the monthly contributions into the trust account if the Extension is not completed for any reason. In the event the Extension is approved and the Company or the Sponsor elects to stop funding the Monthly Contribution, which either may do in its sole discretion, all then outstanding holders of the Class A Ordinary Shares not redeemed in connection with the Special Meeting will be given an opportunity to redeem their shares at that time, and any shareholder that redeems their shares in such an event will receive a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.

Sponsor Conversion

On March 10, 2023, pursuant to the terms of the amended and restated memorandum and articles of association of the Company, the Sponsor, the holder of an aggregate of 4,475,000 shares of the Company’s Class B Ordinary Shares, par value $0.0001 per share, elected to convert 4,475,000 shares of the Class B Ordinary Shares held by it on a one-for-one basis into Class A Ordinary Shares of the Company, with immediate effect. Following such conversion, the Company will have an aggregate of 7,779,435 shares of Class A Ordinary Shares issued and outstanding and 150,000 shares of Class B Ordinary Shares issued and outstanding. In connection with the conversion, the Sponsor has agreed to certain transfer restrictions, a waiver of redemption rights, a waiver of any right to receive funds from the trust account and the obligation to vote in favor of an initial business combination. Since the conversion occurred after the record date of the Special Meeting, there has been no impact to the votes required to approve the proposals or the counting of the votes at the Special Meeting as a result of the conversion.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to proposals voted on at the Special Meeting. A list of the names of those directors and executive officers and a description of their interests in the Company is available in the Company’s Proxy Statement, filed with the SEC on March 2, 2023, and will be contained in the Registration Statement for the Business Combination, when available, each of which will be available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Corner Growth Acquisition Corp. 2, 251 Lytton Avenue, Suite 200, Palo Alto, California 94301.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Company’s and the Sponsor’s commitment to funding the Monthly Contributions, the Company’s expectations with respect to future performance and anticipated financial impacts of the non-binding letter of intent that it has entered into with a differentiated food tech platform for an initial business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the proposals. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, TRON.info@investor.morrowsodali.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2023

CORNER GROWTH ACQUISITION CORP. 2

By:	/s/ Marvin Tien
Name:	Marvin Tien
Title:	Chief Executive Officer